UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2006

INTEGRATIVE HEALTH TECHNOLOGIES, INC.
(FKA Senticore, Inc.)
(Exact name of registrant as specified in charter)

4940 Broadway, Suite 202
San Antonio, TX 78209
(Address of Principal Executive Offices)

(210) 824-4416
(Registrant's Telephone Number, Including Area Code)

DELAWARE	11-3504866
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

814-00699
(Commission File Number)

-------------------------------------------------------------
(Former Name or Former Address, if Changed since Last Report)

This Current Report on Form 8-K/A is filed by Integrative Health Technologies, Inc., FKA Senticore, Inc., a Delaware corporation (the “Registrant”), in connection with the items described below. It amends that certain Current Report on Form 8-K, filed with the Commission on June 8, 2006.

Item 9.01 Financial Statements and Exhibits

The Agreement and Plan of Reorganization

On May 12, 2006, the Registrant entered into an Agreement and Plan of Reorganization (the “Agreement”), with Integrative Health Technologies, Inc., an Illinois corporation (“IHT”), the common stockholders of IHT (the “IHT Stockholders”) and Jay Patel. Pursuant to the terms of the Agreement, all of the 78,188,538 shares of common stock, $.0001 par value, of IHT (the “IHT Common Stock”), issued and outstanding prior to the closing, were exchanged in the aggregate for a new issue of 20,000,000 shares of Series A Convertible Preferred Stock, $.001 par value, of the Registrant (the “Convertible Preferred Stock”). As a result of the exchange, IHT became a wholly-owned subsidiary of the Registrant, and the IHT Stockholders acquired voting control of the Registrant.

The Convertible Preferred Stock

Each share of Convertible Preferred Stock had the right to convert into 400 shares of common stock, $.001 par value, of the Registrant (the “Senticore Common Stock”), assuming that the authorized common stock of the Company is increased to permit such conversion, and the right to vote on an “as converted” basis with each share of Senticore Common Stock. As a result of the transaction, the IHT Stockholders acquired voting control of the Registrant, amounting to approximately 97.7% of the total combined voting power of the Registrant.

The Completion of the Transactions

On June 3, 2006, the parties completed the transactions contemplated by the Agreement. Restricted certificates representing 20,000,000 shares of Convertible Preferred Stock were issued to the IHT Stockholders in an offering that was exempt from registration under Section 4(2) and Section 4(6) of the Securities Act of 1933, as amended, and other closing deliveries were made by the parties. An appropriate Form D was filed by the Registrant in connection with such issuance with the Commission and certain state securities commissioners within 15 calendar days.

Reduction of Liabilities

In connection with the closing transactions, The Nutmeg Group, LLC, an Illinois limited liability company and shareholder of the Registrant, agreed to cancel two promissory notes made by the Registrant in its favor in the amounts of $300,000 and $314,000, against delivery of restricted stock certificates for shares of common stock in the amount of 1,071,426 shares and 1,121,636 shares, respectively, of Taj Systems, Inc., a portfolio company that trades on the Pink Sheets in which the Registrant owns approximately 1,400,000 shares of Series A convertible preferred stock (convertible into 7,000,000 common shares), representing a 40% equity interest. The Nutmeg Group, LLC also agreed to execute and deliver a general release in favor of the Registrant for any and all claims which it may have against the Registrant.

In addition, in connection with the closing transactions, Jay Patel, former Chairman and CEO of the Registrant, and Carl Gessner, President of the Registrant, agreed to cancel and release any claims that they may have against the Registrant for back wages in the aggregate amount of $122,400.22, against delivery of restricted stock certificates for shares of common stock in the amount of 437,144 of Taj Systems, Inc.

As a result of the closing transactions, the current liabilities of the Registrant have been reduced by $736,400 from $958,572 to $222,172.

Management Changes

As of the closing date, Jay Patel resigned as Chairman and Chief Executive Officer of the Registrant, and Gilbert R. Kaats, Ph.D., was appointed a director, Chairman of the Board and Chief Executive Officer of the Registrant. He served together with Carl Gessner, President, until the resignation of the latter, and Mr. Kaats assumed the position of President as well as Chief Financial Officer.

Business Plan Post Closing

As previously reported, the new management team of the Registrant plans to continue to operate the Registrant as a business development company regulated by, among other provisions, Section 55 to Section 65 of the Investment Company Act of 1940, as amended. The business plan includes portfolio acquisitions in the healthcare and related industries.

The sole purpose of this Form 8-K/A amendment is to provide the financial statements of IHT as required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were excluded from the Current Report on Form 8-K filed on June 8, 2006, in reliance on Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K.

ITEM 9.01(a) - FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The following audited financial statements of IHT as of July 31, 2006 and December 31, 2004 and 2005, are set forth below: (i) a balance sheet, (ii) a statement of operations, (iii) a statement of cash flows and (iv) a statement of equity, and (v) the notes to the financial statements for each such period.

AUDITED FINANCIAL STATEMENTS

Integrative Health Technologies, Inc.

July 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Integrative Health Technologies, Inc.

I have audited the accompanying balance sheets of Integrative Health Technologies, Inc. as of July 31, 2006, and the related statements of operation, stockholders’ equity and comprehensive income, and cash flows for the period ended July 31, 2006.

These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrative Health Technologies, Inc. as of July 31, 2006, and the results of its operations and its cash flows for the period from ended July 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Integrative Health Technologies, Inc. will continue as a going concern. As discussed in Note D to the financial statements, Integrative Health Technologies, Inc. has suffered recurring losses, has a net capital deficiency and has yet to generate an internal cash flow. These factors raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note D. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Traci J. Anderson
Traci J. Anderson, CPA
Huntersville, NC

September 14, 2006

Integrative Health Technologies, Inc.
Balance Sheet
As of July 31, 2006

ASSETS

CURRENT ASSETS
Cash and Cash Equivalents	$56
Inventory	132,259
Prepaid Clinical Trials	1,234,463
TOTAL CURRENT ASSETS	1,366,778

PROPERTY AND EQUIPMENT
Property and Equipment	281,000
Accumulated Depreciation	(93,416)
Net Property and Equipment	187,584

OTHER ASSETS
Longitudinal Database (Note A)	6,338,001
Net Other Assets	6,338,001
TOTAL ASSETS	$7,892,363

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Current Liabilities:
Accounts Payable	$264,463
Shareholder Loan	781
Note Payable	846
TOTAL LIABILITIES	266,090

STOCKHOLDERS' EQUITY
Common Stock ($.01 par value, 500,000,000 shares authorized: 80,000,000 shares issued and outstanding)	800,000
Additional Paid-in-Capital	7,765,035
Retained Deficit	(813,762)
Receivable from sale of stock	(125,000)
TOTAL STOCKHOLDERS' EQUITY	7,626,273

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,892,363

The accompanying notes are an integral part of these financial statements.

Integrative Health Technologies, Inc.
Consolidated Statement of Operations
For the Period Ended July 31, 2006

SALES AND COST OF SALES:
Sales	$--
Cost of sales	--
Gross Profit	--

OPERATING EXPENSES:
Clinical Trial Expense	130,191
Consulting Fees	--
Amortization and Depreciation	34,416
Selling, general and administrative	1,370
165,977

NET LOSS	$(165,977)

Net Loss Per Common Share - Basic & Fully Diluted	*

Weighted Average Common Shares Outstanding	80,000,000

* Less than ($.01)

The accompanying notes are an integral part of these financial statements.

Integrative Health Technologies, Inc.
Statements of Cash Flows
For the Period Ended July 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(165,977)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Amortization and Depreciation	34,416
Interest Payable	847
Accounts Payable	--
Shareholder Loan	--
Common stock issued for services	--
Prepaid Clinical Trials	--
Capitalized Database	--
Inventory	(132,259)

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(262,973)

CASH FLOWS FROM INVESTMENT ACTIVITIES:
Purchase of property and equipment	--
NET CASH (USED IN) INVESTMENT ACTIVITIES	--

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of common stock	--
Receivable from Sale of Stock	--
Capital Contributions	262,450
NET CASH PROVIDED BY FINANCING ACTIVITIES	262,450

NET INCREASE IN CASH AND CASH EQUIVALENTS	(523)

CASH AND CASH EQUIVALENTS:
Beginning of period	579

End of period	$56

The accompanying notes are an integral part of these financial statements.

Integrative Health Technologies, Inc.
Consolidated Statement of Stockholders’ Equity
For the Period Ended July 31, 2006

	Common Shares	Common Stock $	Additional Paid-in Capital	Retained Deficit

Balances, December 31, 2005	80,000,000	$800,000	$7,502,585	$(647,785)
Capital Contributions	--	--	262,450	--
Net income (loss) for the year	--	--	--	(165,977)
Balances, December 31, 2004	80,000,000	$800,000	$7,765,035	$(813,762)

The accompanying notes are an integral part of these financial statements.

INTEGRATIVE HEALTH TECHNOLOGIES, INC. AND SENTICORE, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JULY 31, 2006

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity—Integrative Health Technologies, Inc. (The Company) was formed as a corporation in Illinois on August 4, 2004. The Company has designed and conducted clinical trials for nutritional companies, published scientific papers reporting the results of these studies, increased the number of tests and measurements in its longitudinal database of medical tests and measurements, provided funding and consulting services in conjunction with research and development of healthcare products and technologies and increased its inventory of products and materials to be used in future research and development. The Company has also developed research and development protocols in conjunction with increasing its contacts and networks with other healthcare and research organizations as well as with universities and colleges. It has also increased the number of scientists and practitioners currently serving on its scientific and business advisory boards.

Basis of Presentation—The financial statements included herein were prepared under the accrual basis of accounting.

Cash and Cash Equivalents—For purposes of the Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The financial statements above reflect all of the costs of doing business.

Revenue Recognition—The Company’s policy is to recognize income when it is earned.

Comprehensive Income (Loss)—The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income,” which establishes standards for the reporting and display of comprehensive income and its components in the financial statements. There were no items of comprehensive income (loss) applicable to the Company during the period covered in the financial statements.

Net Income per Common Share—Statement of Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations. Basic earnings per share amounts are based on the weighted average shares of common stock outstanding. If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. Accordingly, this presentation has been adopted for the period presented. There were no adjustments required to net income for the period presented in the computation of diluted earnings per share.

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CON'T)

Deferred Taxes
Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS No. 109), “Accounting for Income Taxes.” A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carry forwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, some portion or all of the deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Longitudinal Database—The Company has acquired a database containing the results of over 1,370,450 medical tests and measurements conducted over the past 23 years from a national sample of men, women, children and adolescents of varied ethnic backgrounds. These measurements include 11,000 body composition (lean-to-fat-ratios) tests derived from hydrostatic testing (displacement method); 2,000 tests derived from electrical bio-impedance, ultra sound, Futrex, and skinfold calipers technologies; and 19,750 Dual Energy X-ray Absorptiometry (DEXA) total body tests. It also contains over 555,400 different measurements of regional bone densities (spine, femur, arms, legs, etc.), bone mineral content, adipose tissue, and lean tissue. The database also includes over 655,750 blood chemistry measurements that include serum lipids (with HDL), High-sensitivity C-reactive Protein (CRP), thyroid (T-3), A1C Hemoglobin, liver functions, electrolytes, etc. Additionally, it contains the results of over 39,500 self-reported questionnaires assessing quality of life, disease symptoms, eating dysfunction, arthritis discomfort and pre-menstrual syndrome symptoms. Also included are over 3,000 measurements of self-reported pedometer-derived physical activity levels. The results of these tests and measurements have been reviewed personally or in a group setting with the vast majority of these patients/subjects. The company’s current research and development programs will likely add new measurements each year. The Company has elected to classify this database as an intangible asset with an indefinite life without amortization, but with testing for impairment using the provisions of SFAS No. 142 and SFAS No. 144 (see “Intangibles” and Impairment of Long-Lived Assets” in Note A)

Intangibles--Intangible assets with finite useful lives are amortized on a straight-line basis over the estimated periods benefited, and are reviewed periodically for possible impairment, similar to property, plant and equipment. Goodwill and intangible assets with indefinite useful lives are not amortized. The carrying values of goodwill and other intangible assets with indefinite useful lives are tested at least annually for impairment. During 2005, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." Under this standard, goodwill and intangibles with indefinite useful lives are no longer amortized. This standard also requires, at a minimum, an annual impairment assessment of the carrying value of goodwill and intangibles with indefinite useful lives. The reassessment of intangible assets, including the ongoing impact of amortization will be performed annually or sooner if an impairment may have occurred in the interim. No impairment charges were recognized as of July 31, 2006.

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CON'T)

Impairment of Long-Lived Assets—The Company evaluates the recoverability of its fixed assets and other assets in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144’). SFAS 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds its expected cash flows, it is considered to be impaired and is written down to fair value, which is determined based on either discounted future cash flows or appraised values. The Company adopted the statement on inception. No impairments of these types of assets were recognized during the period ended July 31, 2006.

Fair Value of Financial Instruments—The carrying amounts reported in the balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable—Accounts deemed uncollectible are written off in the year they become uncollectible. No receivables were deemed uncollectible as of July 31, 2006.

Stock-Based Compensation—The Company accounts for stock-based compensation using the fair value method of Financial Accounting Standard No. 123. Common shares issued for services rendered by a third party (both employees and non-employees) are recorded at the fair value of the shares issued or services rendered, whichever is more readily determinable.

Recent Accounting Pronouncements— In December 2004, the FASB issued SFAS No. 123(R), "Accounting for Stock-Based Compensation". SFAS 123(R) establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SGAS 123(R) requires that the fair value of such equity instruments be recognized as expense in the historical financial statements as services are performed. Prior to SFAS 123(R), only certain pro-forma disclosures of fair value were required. SFAS 123(R) shall be effective for the Company as of the beginning of the first interim or annual reporting period that begins after December 15, 2005. The adoption of this new accounting pronouncement is expected to have a material impact on the financial statements of the Company commencing with the third quarter of the year ending September 30, 2006. Small business issuers need not comply with the new standard until fiscal periods beginning after December 15, 2005. We already disclose expense of employee stock options for annual and quarterly periods on fair value calculation according to SFAS No.123.

In November 2004, the FASB issued SFAS No. 151, “Inventory Costs” (SFAS 151). This Statement amends the guidance in ARB No. 43, Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). SFAS 151 requires that those items be recognized as current-period charges. In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The provisions of SFAS 151 are effective for inventory costs incurred in fiscal years beginning after June 15, 2005.

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CON'T)

Recent Accounting Pronouncements (con't)

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non-monetary Assets - an amendment of APB Opinion No.29" ("SFAS 153"). SFAS 153 replaces the exception from fair value measurement in APB Opinion No. 29 for non-monetary exchanges of similar productive assets with a general exception from fair value measurement for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for all interim periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's financial statements or results of operations.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS 154"). SFAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. These requirements apply to all voluntary changes and changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for fiscal years beginning after December 15, 2005. The Company does not expect the adoption of SFAS 154 to have a material effect on the Company’s financial statements.

In February 2006, the FASB issued SFAS Statement No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140” ("SFAS 155"). This Statement amends FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This Statement permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued for the Company for fiscal year begins after September 15, 2006. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

NOTE B—SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the period ended July 31, 2006 is summarized as follows:

Cash paid for interest and income taxes:

July 31, 2006
Income Taxes	$--
Interest	$847.00

NOTE C—SEGMENT REPORTING

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.” This statement requires companies to report information about operating segments in interim and annual financial statements. It also requires segment disclosures about products and services, geographic areas and major customers. The Company determined that it did not have any separately reportable operating segments as of July 31, 2006.

NOTE D—GOING CONCERN

As shown in the accompanying financial statements, the Company had a net loss of $165,977.00 as of July 31, 2006; and, a net deficiency of $816,762.00 as of July 31, 2006. The Company’s ability to continue as a going concern must be considered in light of the problems, expenses, and complications frequently encountered by entrance into established markets and the competitive environment in which the Company operates. These factors, among others, indicate that the Company may be unable to continue as a going concern for a reasonable period of time. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE E—CAPITAL STOCK

The Company is authorized to issue 500,000,000 common shares at $.001 par value per share.

The Company issued no shares during the period ended July 31, 2006.

NOTE F—COMMITMENTS

As of July 31, 2006, the Company has a lease commitment to rent office space. The expected rental expense for 2006 is $5,812.00. The lease expires on December 31, 2006.

NOTE G—INCOME TAXES

Due to the operating loss and the inability to recognize an income tax benefit there from, there is no provision for current or deferred federal or state income taxes for the period ended July 31, 2006.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

The Company’s total deferred tax asset, calculated using federal and state effective tax rates, as of July 31, 2006 is as follows:

Total deferred tax assets	$316,900.00
Valuation allowance	(316,900.00)
Net deferred tax asset	$--

The reconciliation of income taxes computed at the federal statutory income tax rate to total income taxes for the period ended July 31, 2006:

Income tax computed at the federal statutory rate	34.0%
State income taxes, net of federal tax benefit	4.8%
Valuation allowance	(38.8%)
Total deferred tax asset	0%

Because of the Company’s lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance. The valuation allowance increased (decreased) by approximately $179,000.00 for the period ended July 31, 2006.

As of July 31, 2006, the Company had federal and state net operating loss carryforwards in the amount of approximately $800,000 which expire at various times through the year 2025.

NOTE H—NOTES PAYABLE

As of July 31, 2006, the Company did not have any outstanding notes payables.

NOTE I—ACQUISITIONS

On May 12, 2006, the Company announced the signing of a merger agreement in which it will become the wholly owned subsidiary of, and transfer its assets and outstanding shares to Senticore, Inc., a business development company on August 1, 2006.

AUDITED FINANCIAL STATEMENTS

Integrative Health Technologies, Inc.

December 31, 2005 and 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Integrative Health Technologies, Inc.

I have audited the accompanying balance sheets of Integrative Health Technologies, Inc. as of December 31, 2005, and the related statements of operation, stockholders’ equity and comprehensive income, and cash flows for the years ended December 31, 2005 and 2004.

These financial statements are the responsibility of the company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrative Health Technologies, Inc. as of December 31, 2005, and the results of its operations and its cash flows for the years ended December 31, 2005 and 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Integrative Health Technologies, Inc. will continue as a going concern. As discussed in Note D to the financial statements, Integrative Health Technologies, Inc. has suffered recurring losses, has a net capital deficiency and has yet to generate an internal cash flow. These factors raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note D. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Traci J. Anderson
Traci J. Anderson, CPA
Huntersville, NC

September 14, 2006

Integrative Health Technologies, Inc.
Balance Sheet
As of December 31, 2005

ASSETS

CURRENT ASSETS
Cash and Cash Equivalents	$579
Inventory	--
Prepaid Clinical Trials	1,234,463
TOTAL CURRENT ASSETS	1,235,042

PROPERTY AND EQUIPMENT
Property and Equipment	281,000
Accumulated Depreciation	(59,000)
Net Property and Equipment	222,000

OTHER ASSETS
Longitudinal Database (Note A)	6,338,001
Net Other Assets	6,338,001
TOTAL ASSETS	$7,795,043

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Current Liabilities:
Accounts Payable	$264,463
Shareholder Loan	780
Note Payable	--
TOTAL LIABILITIES	265,243

STOCKHOLDERS' EQUITY
Common Stock ($.01 par value, 500,000,000 shares authorized:
80,000,000 shares issued and outstanding)	800,000
Additional Paid-in-Capital	7,502,585
Retained Deficit	(647,785)
Receivable from sale of stock	(125,000)
TOTAL STOCKHOLDERS' EQUITY	7,529,800

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,795,043

The accompanying notes are an integral part of these financial statements.

Integrative Health Technologies, Inc.
Consolidated Statement of Operations
For the Years Ended December 31, 2005 and 2004

SALES AND COST OF SALES:
Sales	$--	$--
Cost of sales	--	--
Gross Profit	--	--

OPERATING EXPENSES:
Clinical Trial Expense	103,602	--
Consulting Fees	451,025	20,006
Amortization and Depreciation	59,000	--
Selling, general and administrative	10,746	3,406
	624,373	23,412

NET LOSS	$(624,373)	$(23,412)

Net Loss Per Common Share - Basic & Fully Diluted	*	*

Weighted Average Common Shares Outstanding	62,066,458	1,200,872

* Less than ($.01)

The accompanying notes are an integral part of these financial statements.

Integrative Health Technologies, Inc.
Statements of Cash Flows
For the Years Ended December 31, 2005 and 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(624,373)	$(23,412)
Adjustments to reconcile net loss to net
Cash (used in) operating activities:
Amortization and Depreciation	59,000	--
Interest Payable	--	--
Accounts Payable	264,463	--
Shareholder Loan	--	780
Common stock issued for services	451,025	22,631
Prepaid Clinical Trials	(1,234,463)	--
Capitalized Database	(6,338,001)	--
Inventory	--	--

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(7,422,349)	(1)

CASH FLOWS FROM INVESTMENT ACTIVITIES:
Purchase of property and equipment	(281,000)	--
NET CASH (USED IN) INVESTMENT ACTIVITIES	(281,000)	--

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of common stock	326,344	--
Receivable from Sale of Stock	(125,000)	--
Capital Contributions	7,502,585	--
NET CASH PROVIDED BY FINANCING ACTIVITIES	7,703,929	--

NET INCREASE IN CASH AND CASH EQUIVALENTS	580	(1)

CASH AND CASH EQUIVALENTS:
Beginning of period	(1)	--

End of period	$579	$(1)

The accompanying notes are an integral part of these financial statements.

Integrative Health Technologies, Inc.
Consolidated Statement of Stockholders’ Equity
For the Years Ended December 31, 2005 and 2004

	Common Shares	Common Stock ($)	Additional Paid-in Capital	Retained Deficit

Balances, January 1, 2004	--	$--	$--	$--
Issuance of shares for services	2,263,100	22,631	--	--
Capital Contributions	--	--	--
Net Income (loss) for the year	--	--	--	(23,412)
Balances, December 31, 2005	2,263,100	$22,631	$--	$(23,412)
Issuance of shares for services	45,102,500	451,025	--	--
Issuance of shares	32,634,400	326,344	--	--
Capital Contributions	--	--	7,502,585
Net Income (loss) for the year	--	--	--	(624,373)
Balances, December 31, 2005	80,000,000	$800,000	$7,502,585	$(647,785)

The accompanying notes are an integral part of these financial statements.

INTEGRATIVE HEALTH TECHNOLOGIES, INC. AND SENTICORE, INC.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity—Integrative Health Technologies, Inc. (The Company) was formed as a corporation in Illinois on August 4, 2004. The Company has designed and conducted clinical trials for nutritional companies, published scientific papers reporting the results of these studies, increased the number of tests and measurements in its longitudinal database of medical tests and measurements, provided funding and consulting services in conjunction with research and development of healthcare products and technologies and increased its inventory of products and materials to be used in future research and development. The Company has also developed research and development protocols in conjunction with increasing its contacts and networks with other healthcare and research organizations as well as with universities and colleges. It has also increased the number of scientists and practitioners currently serving on its scientific and business advisory boards.

Basis of Presentation—The financial statements included herein were prepared under the accrual basis of accounting.

Cash and Cash Equivalents—For purposes of the Statement of Cash Flows, the Company considers liquid investments with an original maturity of three months or less to be cash equivalents.

Management’s Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The financial statements above reflect all of the costs of doing business.

Revenue Recognition—The Company’s policy is to recognize income when it is earned.

Comprehensive Income (Loss)—The Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the financial statements. There were no items of comprehensive income (loss) applicable to the Company during the period covered in the financial statements.

Net Income per Common Share—Statement of Financial Accounting Standard (SFAS) No. 128 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations. Basic earnings per share amounts are based on the weighted average shares of common stock outstanding. If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. Accordingly, this presentation has been adopted for the period presented. There were no adjustments required to net income for the period presented in the computation of diluted earnings per share.

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CON'T)

Deferred Taxes
Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS No. 109), “Accounting for Income Taxes.” A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss-carry forwards.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, some portion or all of the deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Longitudinal Database—The Company has acquired a database containing the results of over 1,370,450 medical tests and measurements conducted over the past 23 years from a national sample of men, women, children and adolescents of varied ethnic backgrounds. These measurements include 11,000 body composition (lean-to-fat-ratios) tests derived from hydrostatic testing (displacement method); 2,000 tests derived from electrical bio-impedance, ultra sound, Futrex, and skinfold calipers technologies; and 19,750 Dual Energy X-ray Absorptiometry (DEXA) total body tests. It also contains over 555,400 different measurements of regional bone densities (spine, femur, arms, legs, etc.), bone mineral content, adipose tissue, and lean tissue. The database also includes over 655,750 blood chemistry measurements that include serum lipids (with HDL), High-sensitivity C-reactive Protein (CRP), thyroid (T-3), A1C Hemoglobin, liver functions, electrolytes, etc. Additionally, it contains the results of over 39,500 self-reported questionnaires assessing quality of life, disease symptoms, eating dysfunction, arthritis discomfort and pre-menstrual syndrome symptoms. Also included are over 3,000 measurements of self-reported pedometer-derived physical activity levels. The results of these tests and measurements have been reviewed personally or in a group setting with the vast majority of these patients/subjects. The company’s current research and development programs will likely add new measurements each year. The Company has elected to classify this database as an intangible asset with an indefinite life without amortization, but with testing for impairment using the provisions of SFAS No. 142 and SFAS No. 144 (see “Intangibles” and Impairment of Long-Lived Assets” in Note A)

Intangibles--Intangible assets with finite useful lives are amortized on a straight-line basis over the estimated periods benefited, and are reviewed periodically for possible impairment, similar to property, plant and equipment. Goodwill and intangible assets with indefinite useful lives are not amortized. The carrying values of goodwill and other intangible assets with indefinite useful lives are tested at least annually for impairment. During 2005, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." Under this standard, goodwill and intangibles with indefinite useful lives are no longer amortized. This standard also requires, at a minimum, an annual impairment assessment of the carrying value of goodwill and intangibles with indefinite useful lives. The reassessment of intangible assets, including the ongoing impact of amortization will be performed annually or sooner if an impairment may have occurred in the interim. No impairment charges were recognized as of December 31, 2005.

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CON'T)

Impairment of Long-Lived Assets—The Company evaluates the recoverability of its fixed assets and other assets in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144’). SFAS 144 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds its expected cash flows, it is considered to be impaired and is written down to fair value, which is determined based on either discounted future cash flows or appraised values. The Company adopted the statement on inception. No impairments of these types of assets were recognized as of December 31, 2005.

Fair Value of Financial Instruments—The carrying amounts reported in the balance sheet for cash, accounts receivable and payable approximate fair value based on the short-term maturity of these instruments.

Accounts Receivable—Accounts deemed uncollectible are written off in the year they become uncollectible. No receivables were deemed uncollectible as of December 31, 2005.

Stock-Based Compensation—The Company accounts for stock-based compensation using the fair value method of Financial Accounting Standard No. 123. Common shares issued for services rendered by a third party (both employees and non-employees) are recorded at the fair value of the shares issued or services rendered, whichever is more readily determinable.

Recent Accounting Pronouncements— In December 2004, the FASB issued SFAS No. 123(R), "Accounting for Stock-Based Compensation". SFAS 123(R) establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SGAS 123(R) requires that the fair value of such equity instruments be recognized as expense in the historical financial statements as services are performed. Prior to SFAS 123(R), only certain pro-forma disclosures of fair value were required. SFAS 123(R) shall be effective for the Company as of the beginning of the first interim or annual reporting period that begins after December 15, 2005. The adoption of this new accounting pronouncement is expected to have a material impact on the financial statements of the Company commencing with the third quarter of the year ending September 30, 2006. Small business issuers need not comply with the new standard until fiscal periods beginning after December 15, 2005. We already disclose expense of employee stock options for annual and quarterly periods on fair value calculation according to SFAS No.123.

In November 2004, the FASB issued SFAS No. 151, “Inventory Costs” (SFAS 151). This Statement amends the guidance in ARB No. 43, Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). SFAS 151 requires that those items be recognized as current-period charges. In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The provisions of SFAS 151 are effective for inventory costs incurred in fiscal years beginning after June 15, 2005.

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CON'T)

Recent Accounting Pronouncements (con't)

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non-monetary Assets - an amendment of APB Opinion No.29" ("SFAS 153"). SFAS 153 replaces the exception from fair value measurement in APB Opinion No. 29 for non-monetary exchanges of similar productive assets with a general exception from fair value measurement for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for all interim periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's financial statements or results of operations.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS 154"). SFAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. These requirements apply to all voluntary changes and changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for fiscal years beginning after December 15, 2005. The Company does not expect the adoption of SFAS 154 to have a material effect on the Company’s financial statements.

In February 2006, the FASB issued SFAS Statement No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140” ("SFAS 155"). This Statement amends FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This Statement permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued for the Company for fiscal year begins after September 15, 2006. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

NOTE B—SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the years ended December 31, 2005 and 2004 is summarized as follows:

Cash paid for interest and income taxes:

	2005	2004
Income Taxes	$--	$--
Interest	$3,308.00	$--

NOTE C—SEGMENT REPORTING

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.” This statement requires companies to report information about operating segments in interim and annual financial statements. It also requires segment disclosures about products and services, geographic areas and major customers. The Company determined that it did not have any separately reportable operating segments as of July 31, 2006.

NOTE D—GOING CONCERN

As shown in the accompanying financial statements, the Company had net losses of $624,373.00 and $23,412.00 for 2005 and 2004 respectively; and, a net deficiency of $647,785.00 as of December 31, 2005. The Company’s ability to continue as a going concern must be considered in light of the problems, expenses, and complications frequently encountered by entrance into established markets and the competitive environment in which the Company operates. These factors, among others, indicate that the Company may be unable to continue as a going concern for a reasonable period of time. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE E—CAPITAL STOCK

The Company is authorized to issue 500,000,000 common shares at $.001 par value per share.

During 2005, the Company issued 45,102,500 shares in exchange for services for a total value of $451,025 or $.01 per share. Also, during 2005, the Company sold 32,634,400 shares. During 2004, the Company issued 2,263,100 shares in exchange for services for a total value of $22,631 or $.01 per share.

NOTE F—COMMITMENTS

As of December 31, 2005, the Company has a lease commitment to rent office space. The expected rental expense for 2006 is $5,812.00. The lease expires on December 31, 2005.

NOTE G—INCOME TAXES

Due to the operating loss and the inability to recognize an income tax benefit there from, there is no provision for current or deferred federal or state income taxes for the years ended December 31, 2005 and 2004.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

The Company’s total deferred tax asset, calculated using federal and state effective tax rates, as of December 31, 2005 is as follows:

Total deferred tax assets	$252,500.00
Valuation allowance	(252,500.00)
Net deferred tax asset	$--

The reconciliation of income taxes computed at the federal statutory income tax rate to total income taxes for the years ended December 31, 2005 and 2004:

Income tax computed at the federal statutory rate	34.0%
State income taxes, net of federal tax benefit	4.8%
Valuation allowance	(38.8%)
Total deferred tax asset	0%

Because of the Company’s lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance. The valuation allowance increased (decreased) by approximately $9,100.00 and $243,400.00 in 2005 and 2004, respectively.

As of December 31, 2005, the Company had federal and state net operating loss carryforwards in the amount of approximately $650,000.00 which expire at various times through the year 2025.

NOTE H—NOTES PAYABLE

As of December 31, 2005, the Company did not have any outstanding notes payables.

NOTE I—ACQUISITIONS

On May 12, 2006, the Company announced the signing of a merger agreement in which it will become the wholly owned subsidiary of, and transfer its assets and outstanding shares to Senticore, Inc., a business development company on August 1, 2006.

ITEM 9.01(b) - PRO FORMA FINANCIAL INFORMATION

The following pro forma financial statements, of the Registrant and IHT are set forth below: (a) Consolidated (Unaudited) Condensed Pro Forma Balance Sheet of the Registrant and IHT as of July 31, 2006, and Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the seven months ended July 31, 2006, and (b) Consolidated (Unaudited) Condensed Pro Forma Balance Sheet of the Registrant and IHT as of December 31, 2005, and Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the year ended December 31, 2005.

PRO FORMA FINANCIAL STATEMENTS

The following consolidated (Unaudited) condensed pro forma balance sheets reflect the financial position of the Registrant as of July 31, 2006 and December 31, 2005, as if the acquisition of IHT had been completed as of those dates, and the consolidated (Unaudited) condensed pro forma statements of income for the Registrant for the seven months ended July 31, 2006, and for the year ended December 31, 2005, as if the acquisition of IHT had been completed as of those dates. The acquisition was actually consummated on June 3, 2006.

These financial statements are presented for informational purposes only and do not purport to be indicative of the financial position that would have resulted if the equity investment had been consummated at each company's year end. The pro forma financial statements should be read in conjunction with the Registrant’s financial statements and related notes thereto contained in the Registrant’s SEC quarterly and annual filings (including its Current Reports on Form 8-K filed with the Commission in connection with the acquisition) and IHT’s financial statements and related notes thereto contained elsewhere in this Form 8-K/A.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information.

Integrative Technologies, Inc. and Senticore, Inc.
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Year Ended December 31, 2005

	Integrative Health Technologies, Inc.	Senticore, Inc.	(Unaudited) Pro Forma Adjustments	(Unaudited) Pro Forma Total

SALES AND COST OF SALES
Sales	$--	$--	$--	$--
Cost of Sales	--	--	--	--
Gross Profit	--	--	--	--

OPERATING EXPENSES:
Clinical Trial Expense	103,602	--	--	103,602
Consulting Fees	451,025	--	--	451,025
Amortization and Depreciation	59,000	--	--	59,000
Selling, General, and Administrative	10,746	55,172	--	65,918
	624,373	55,172	--	679,545

NET LOSS	$(624,373)	$(55,172)	$--	$(679,545)

Integrative Technologies, Inc. and Senticore, Inc.
Consolidated (Unaudited) Condensed Balance Sheet
As of December 31, 2005

	Integrative Health Technologies, Inc.	Senticore, Inc.	(Unaudited) Adjustments	(Unaudited) Total

ASSETS

CURRENT ASSETS
Cash and Cash Equivalents	$579	$1,252	$--	$1,831
Available for Sale Investments	--	1,338,732	--	1,338,732
Inventory	--	--	--	--
Prepaid Clinical Trials	1,234,463	--	--	1,234,463
TOTAL CURRENT ASSETS	1,235,042	1,339,984	--	2,575,026

PROPERTY AND EQUIPMENT
Property and Equipment	281,000	--	--	281,000
Accumulated Depreciation	(59,000)	--	--	(59,000)
Net Property and Equipment	222,000	--	--	222,000

OTHER ASSETS
Longitudinal Database (Note A)	6,338,001	--	--	6,338,001
Net Other Assets	6,338,001	--	--	6,338,001
TOTAL ASSETS	$7,795,043	$1,339,984	$--	$9,135,027

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Current Liabilities:
Accounts Payable and Accrued Expenses	$264,463	$341,176	$--	$605,639
Excess of Outstanding Checks Over Bank Balance	--	3,302	--	3,302
Shareholder Loan	780	314,058	--	314,838
Note Payable	--	300,000	--	300,000
TOTAL LIABILITIES	265,243	958,536	--	1,223,779

STOCKHOLDERS’ EQUITY
Common Stock ($.01 par value, 500,000,000 shares authorized: 80,000,000 shares issued and outstanding)	800,000	181,145	(181,145)	800,000
Additional Paid-in Capital	7,502,585	3,972,662	3,953,504	15,428,751
Retained Deficit	(647,785)	(3,772,359)	(3,772,359)	(8,192,503)
Receivable from sale of stock	(125,000)	--	--	(125,000)
TOTAL STOCKHOLDERS’ EQUITY	7,529,800	381,448	--	7,911,248

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$7,795,043	$1,339,984	$--	$9,135,027

Integrative Health Technologies, Inc. and Senticore, Inc.
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Seven Months Ended July 31, 2006

	Integrative Health Technologies, Inc.	Senticore, Inc.	(Unaudited) Pro Forma Adjustments	(Unaudited) Pro Forma Total

SALES AND COST OF SALES:
Sales	$--	$--	$--	$--
Cost of Sales	--	--	--	--
Gross Profit	--	--	--	--

OPERATING EXPENSES:
Clinical Trial Expense	130,191	--	(130,191)	--
Consulting Fees	--	--	--	--
Amortization and Depreciation	34,416	--	(34,416)	--
Selling, general, and administrative	1,370	33,117	(1,370)	33,117
	165,977	33,117	(165,977)	33,117

Net Income (Loss) from operations	$(165,977)	$(33,117)	$165,977	$(33,117)

Realized Gain (Loss) sale of investments	--	--	--	--
Unrealized appreciation (depreciation) on portfolio investments	--	887,942	--	887,942
Net Income (Loss)	$(165,977)	$854,825	$165,977	$854,825

Integrative Health Technologies, Inc. and Senticore, Inc.
Consolidated (Unaudited) Condensed Balance Sheet
As of July 31, 2006

		Integrative Health Technologies, Inc. (Previously known as Senticore, Inc.)
	AUDITED	Before Merger		After Merger
	31-Jul-06	31-Jul-06	MERGER ADJ	1-Aug-06
	Integrative Health Technologies, Inc.	Senticore, Inc. (Unaudited)	(Unaudited) Adjustments	(Unaudited) Totals

ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$56	$(365)		$(309)
Investment Portfolio - Senticore (old)
Taj Systems (TJSS) - 1.4 million preferred convertible 5 to 1 = 7,000,000 common @ $.30		2,100,000		2,100,000
Strategic Growth Ventures (STGV) 11,538 restricted shares merged with Beere Financial May 2006, 5 to 1 reverse @ $2.00	--	4,615		4,615
The Justice Fund	--	100,000		100,000
AdZone Research (882,353 @ $.025)	--	22,059		22,059
Investment Portfolio - Integrative Health (new)
Health & Medical Research Center, Inc.			6,619,001	6,619,001
HealthTech Products, LLC			132,259	132,259
HealthTech Development, LLC			23,052	23,052
Inventory	132,259		(132,259)	--
Prepaid Clinical Trials	1,234,463			1,234,463
TOTAL CURRENT ASSETS	$1,366,778	$2,226,309	$6,642,053	$10,235,140

PROPERTY AND EQUIPMENT
Property and Equipment	281,000		(281,000)	--
Computer Software
Accumulated Depreciation	(93,416)		93,416	--
Net Property and Equipment	187,584	--	(187,584)	--

OTHER ASSETS
Longitudinal Database (Note A)	6,338,001		(6,338,001)
Net Other Assets	6,338,001	--	(6,338,001)	--
TOTAL ASSETS	$7,892,363	$2,226,309	$116,468	$10,235,140

LIABILIITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Current Liabilities:
Accounts Payable (includes judgments for Senticore)	264,463	341,176	(264,463)	341,176
Shareholder Loan	781	300,000	(781)	300,000
Note Payable	846	314,058	(846)	314,058
TOTAL LIABILITIES	$266,090	$955,234	$(266,090)	$955,234

STOCKHOLDERS’ EQUITY
Common Stock ($.01 par value, 500,000 authorized, 80,000,000 shares issued and outstanding)	$800,000		$(800,000)	--
Common Stock, ($.001 par value, 200,000,000 authorized, 181,125,154 shares issued and outstanding)		181,145		181,145
Preferred shares, ($.01 par value, 20,000,000 authorized, 20,000,000 issued and outstanding)			8,000,000	8,000,000
Additional Paid-in Capital	7,765,035	4,007,464
Treasury Stock
Retained Deficit (Beg of Yr.)	(647,785)	(3,772,359)	647,785	(3,772,359)
Current Earnings	(165,977)	854,825	165,977	854,825
Receivable from sale of stock	(125,000)		125,000	--
TOTAL STOCKHOLDERS’ EQUITY	$7,626,273	$1,271,075	$382,558	$9,279,906

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$7,892,363	$2,226,309	$116,468	$10,235,140

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2006		INTEGRATIVE HEALTH TECHNOLOGIES, INC.

	By:	/s/ Gilbert R. Kaats, Ph.D.
Gilbert R. Kaats, Ph.D.
Chairman and CEO

EXHIBIT INDEX

Exhibit Number	Description

10	Agreement and Plan of Reorganization, dated May 12, 2006 (incorporated by reference from Exhibit 10 to the Registrant’s Current Report on Form 8-K, filed with the Commission on May 16, 2006)